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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 12, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


           DELAWARE                  1-4300                  41-0747868
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)           File Number)         Identification Number)


                              ONE POST OAK CENTRAL
                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

On September 12, 2003, Apache Corporation issued a press release announcing that its board of directors voted (i) to increase the cash dividend on its common stock to 12 cents per share from 10 cents per share and (ii) to split its common stock two-for-one, subject to shareholder approval of an increase in the authorized number of common shares.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release, dated September 12, 2003, "Apache Raises Common Stock Dividend 20 Percent, Plans Two-for-One Stock Split"

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               APACHE CORPORATION


Date:  September 17, 2003                   By:    Roger B. Plank
                                                -------------------------------
                                                   Roger B. Plank
                                                   Executive Vice President and
                                                       Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------


99.1 Press Release, dated September 12, 2003, "Apache Raises Common Stock Dividend 20 Percent, Plans Two-for-One Stock Split"